Exhibit 99

CF Bankshares Inc. Annual Stockholders Meeting Wednesday June 7, 2023 Columbus Cleveland Cincinnati Indianapolis CFBANK

Forward Looking Statements Comments made in this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in good faith by us. Forward-looking statements include but are not limited to: (1) projections of revenues, income or loss, earnings or loss per common share, expense or savings, credit quality, capital structure and other financial items; (2) plans and objectives of the management or Boards of Directors of CF Bankshares Inc. (the “Holding Company”) or CFBank, National Association (“CFBank”); (3) statements regarding future events, actions or economic performance; and (4) statements of assumptions underlying such statements. Words such as "estimate," "strategy," "may," "believe," "anticipate," "expect," "predict," "will," "intend," "plan," "targeted," and the negative of these terms, or similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Various risks and uncertainties may cause actual results to differ materially from those indicated by our forward-looking statements. For factors that could cause actual results to differ from our forward-looking statements, please refer to the “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the SEC.

1st Quarter 2023 Highlights Net income of $4.4 million and Earnings Per Share of $0.68.ROA of 0.98%; ROE of 12.55%.Book Value per common share increased to $21.88.During the quarter, Loans grew by $44 million (2.79%)Thus far in 2023, implemented efficiencies anticipated to result in future savings in excess of $2 million annualized. Efficiency Ratio goal of 50%.Consistently strong Credit quality with only 0.06% of loans being more than 30 days past due at 3/31/2023.

Consistent Growth with Strong Credit Quality Consistent track record of generating quality Business (Loans & Deposits).Strong loan growth while maintaining consistently strong Credit Quality. $300 $500  $700 $900 $1,100 $1,300  $1,500 $1,700 Y/E 2022 Y/E 2018 Y/E 2019 Y/E 2020 Y/E 2021 Q1 2023  * Loan/Deposit Trends Total Loans ($ in Millions) 1.85% 1.62% 1.55% 0.50% 0.48%   0.46% 0.0% 0.5% 1.0% 1.5% 2.0% Y/E 2022 Y/E 2018 Y/E 2019Y/E 2020 Y/E 2021 Q1 2023 Criticized & Classified Loans / Loans

Sustainable Growth: Building franchise value consistently as proven by our 5-year Tangible Book Value CAGR of 17%. Expect to top $2 Billion in assets threshold during 2023.Demonstrated operational discipline.CF is uniquely positioned in 4 solid Metro growth markets (Columbus, Cleveland, Cincinnati & Indianapolis).Expected benefit from Intel’s $20 billion business investment in Columbus metro. Our new HQ is located approximately 6 miles proximity. Expanding depth and strength by attracting top performing bankers from regional banks Demonstrated ability to attract “A” caliber talent  & proven performers Our team is capable of building & managing a much larger bank.

Sustainable Growth & Franchise Value Our commercial banking focused business model resonates with business owners and entrepreneurs. Our flexibility & responsiveness makes us an attractive alternative to regional banks.10 Year proven track record of achieving quality growth while maintaining Strong Credit Quality Credit quality remains strong with a steady improvement in Criticized & Classified Loans as a percentage of Total Loans and no commercial loans > 30 days past due at 3/31/23 Noninterest-Bearing (NIB) Deposit CAGR of 19% since 2017. Enhanced Treasury Management capabilities through our 2022 core operating platform conversion will support driving future NIB Deposit growth and Fee Income opportunities. Looking ahead, we anticipate deposit re-pricing opportunities to accompany a return to lower interest rates.

Key Strategic & Business Focus Assets expected to top $2 Billion during 2023.Leaning into our Core Competency – Commercial Banking..Exited the national direct to consumer mortgage lending business in favor of traditional retail mortgage lending. Our traditional Regional Mortgage lending is focused on expanding saleable (fee income) loan volumes. On-interest income opportunities: T/M fees thru expanded product offerings Increasing SWAP Fees SBA – expect expanding volumes in 2023 Saleable Residential Mortgage loans gaining traction

CF BANKSHARES / CFBANK Uniquely positioned to scale and expand market share in our 4 major Metro Markets. CFBank possesses significant Upside successfully growing Market Share in Major Commercial Markets. Potential for significant market share growth in all 4 Metro Markets. Full Service National Charter Commercial Bank, with a successful track record of competing vs. Regional Banks .Expanding Core Business with recurring, predictable non-interest income. Favorable stock performance in 2022 versus Peers. CFBK stock price increased by over 3% during 2022 vs. KBW Nasdaq Bank Index, which declined in value by 24%.CONSISTENT GROWTH AND FRANCHISE EXPANSION